EXHIBIT 3.1

   ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4620
(775) 684-5708
Website:  www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)	Filed in the Office of Ross Miller, Secretary of State, State of Nevada Document Number 20140794710-15 Filing Date and Time 12/04/2014 2:45 PM Entity Number E0609712014-0

1.  Name of Corporation:     R M DIVERSIFIED INC.

2.  Registered Agent for Service of Process Commercial Registered Agent:                PARACORP  INCORPORATED

3.  Authorized Stock:      100,000 Preferred par value .001
                                      74,000,000 Common par value .001

4.  Names and Addresses of Board of Directors –

  1) BRET P. MOSHER, 1425 W. 7TH STREET, LOS ANGELES CA  90017

  2) BRIAN D. RUGLEY 1425 W. 7TH STREET, LOS ANGELES CA  90017

5.  Purpose:       The purpose of the coporation shall be:   ANY LEGAL PURPOSE

6.  Name and Address of Signature of Incorporator - /s/ Robert L. Cashman, 18482 Park Villa Place, Villa Park, California 92861

7.  Certificate of Acceptance of Appointment of Registered Agent - //signed// for PARACORP, INC. 12/3/2014

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

December 4, 2014

Job Number: C20141205-0412
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20140794710-15	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20141205-0412
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

040104

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: R M DIVERSIFIED INC

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: PARACORP INCORPORATED
Name

[ ] Noncommercial Registered Agent (name and address below) *OR* [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:*		Number of shares *without par value:*
100,000 PREFERRED	Par Value $0.001	NONE
74,000,000 COMMON	Par Value $0.001	

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

	Name / Street Address	City	State	Zip Code
1)	BRET P. MOSHER, 1425 W. 7TH STREET	LOS ANGELES	CA	90017
2)	BRIAN D. RUGLEY, 1425 W. 7TH STREET	LOS ANGELES	CA	90017

5. Purpose: (optional; required only if Benefit Corporation status selected)
The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

ROBERT L. CASHMAN — Name
X Robert L Cashman — Incorporator Signature
18482 PARK VILLA PLACE — Address; VILLA PARK — City; CA — State; 92861 — Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature] for Paracorp Incorporated — 12/3/2014
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 11-13-13